Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2007

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)

i. Basis of Presentation	i - iii

I. Financial Highlights	1

II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - YTD	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7

III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Summary of Investment Portfolio Information	9
c. Investment Portfolio Composition	10
d. Investment Portfolio: Investment Performance	11
e. Reinsurance Recoverable Analysis	12-13

IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	14
b. Paid to Incurred Analysis by Segment	15
c. Segment Consecutive Quarters	16-17

V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported	18
b. Diluted Book Value Per Common Share Analysis - As-If Converted Method	19
c. Diluted Book Value Per Common Share Analysis - Treasury Method	20

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•      In January 2007, the Company announced a strategic reorganization of the AXIS Insurance segment to further strengthen its global operations. As a result, the Company’s segment reporting has been modified effective January 1, 2007 to reflect the reorganization of AXIS Insurance. The data presented in this supplement reflects the AXIS Insurance reorganization. The Company will continue to report overall results based on its two operating segments: Insurance and Reinsurance.

•      All financial information contained herein is unaudited, except for the consolidated balance sheets and statements of income relating to the year ended December 31, 2006.

•      Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information. Amounts may not reconcile due to small rounding differences

•      Return on average common equity (“ROACE”) is calculated by dividing the net income available to common shareholders for the period by the average common shareholders’ equity

•      determined using the shareholders’ equity balances at the beginning and the end of the period.

•      The debt to capitalization ratio is calculated by dividing the company’s senior notes by the total capital. Total capital represents the sum of equity (common equity and preferred equity) plus debt.

•      Annualized effective investment yield is calculated by dividing the investment income generated by the average balance of invested assets.

•      NM - Not meaningful; NR - Not reported; NA - Not applicable

REGULATION G

This investor financial supplement includes the presentation of dilutive book value per common share calculated using the “if converted method”. This item is a non-GAAP financial measure as defined in Regulation G. The reconciliation of diluted book value per common share to basic book value per common share in accordance with Regulation G is included on page 18. Management has included this non-GAAP financial measure because it takes into account the effect of the full converstion of our outstanding stock options, warrants, restrcited stock and phantom stock units. As we have no present plans to reacquire such dilutive securities, the calculation assumes the retention of all proceeds upon exercise and the resulting issuance of common shares remain outstanding. Because we had dilutive common shares outstanding in each of the periods presented, we believe diluted book value per share provides useful information for investors to measure shareholder returns.

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission. AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

i

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides insurance coverage on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and associated business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Political risk: generally provides protection against sovereign default or sovereign actions resulting in impairment of cross-border investments for banks and major corporations. It also provides protection on structured credit based transactions where lenders seek to mitigate some of the non-payment risk of their borrowers.

Professional lines: primarily consists of coverage for directors’ and officers’ liability, errors and omissions liability and employment practices liability.

Liability: primarily targets casualty risks in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Accident & Health: primarily provides employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

ii

REINSURANCE SEGMENT

Our reinsurance segment provides property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business we write on both a treaty and facultative basis:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients which is principally property exposure. This business also consists of contracts covering non-property exposures, including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor liability: provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Other: covers claims arising from aviation, engineering, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Three months ended			Nine months ended
		September 30,			September 30,
		2007	2006	Change	2007	2006	Change
HIGHLIGHTS	Gross premiums written	$755,224	$734,910	2.8%	$3,017,225	$2,895,030	4.2%
	Gross premiums written - Insurance	63.7%	61.7%	2.0%	50.7%	52.5%	(1.8)%
	Gross premiums written - Reinsurance	36.3%	38.3%	(2.0)%	49.3%	47.5%	1.8%
	Net premiums written	583,902	605,913	(3.6)%	2,478,602	2,418,973	2.5%

	Net premiums earned	$685,845	$692,780	(1.0)%	$2,065,090	$2,005,473	3.0%
	Net premiums earned - Insurance	44.0%	47.3%	(3.3)%	44.3%	48.6%	(4.3)%
	Net premiums earned - Reinsurance	56.0%	52.7%	3.3%	55.7%	51.4%	4.3%
	Net income available to common shareholders	$269,975	$226,222	19.3%	$749,143	$644,807	16.2%

	Reserve for losses and loss expenses	5,531,379	4,995,074	10.7%	5,531,379	4,995,074	10.7%
	Total shareholders’ equity	4,943,592	4,140,949	19.4%	4,943,592	4,140,949	19.4%

PER COMMON SHARE AND
COMMON SHARE DATA	Basic earnings per common share	$1.84	$1.51	21.9%	$5.04	$4.31	16.9%
	Diluted earnings per common share	$1.65	$1.37	20.4%	$4.53	$3.94	15.0%
	Weighted average common shares outstanding	146,845	149,884	(2.0)%	148,753	149,657	(0.6)%
	Diluted weighted average common shares outstanding	164,064	164,701	(0.4)%	165,458	163,863	1.0%
	Book value per common share	$30.50	$24.27	25.7%	$30.50	$24.27	25.7%
	Diluted book value per common share (if converted method)	$27.52	$22.48	22.4%	$27.52	$22.48	22.4%

FINANCIAL RATIOS	ROACE, net income available to common shareholders (a)	25.0%	26.0%	(1.0)%	23.9%	25.8%	(1.9)%
	Net loss and loss expense ratio	47.9%	52.8%	(4.9)%	52.3%	54.7%	(2.4)%
	Acquisition cost ratio	14.6%	15.0%	(0.4)%	14.2%	14.7%	(0.5)%
	General and administrative expense ratio	11.6%	9.9%	1.7%	10.2%	9.1%	1.1%
	Combined ratio	74.1%	77.7%	(3.6)%	76.7%	78.5%	(1.8)%

INVESTMENT DATA	Total assets	$14,711,904	$13,254,202	11.0%	$14,711,904	$13,254,202	11.0%
	Total cash and investments (b)	$10,285,370	$8,895,758	15.6%	$10,285,370	$8,895,758	15.6%

	Net investment income	118,908	98,787	20.4%	357,873	284,018	26.0%
	Investment income from other investments	1,856	3,446	(46.1)%	29,827	22,316	33.7%
	Net realized investment losses	(1,192)	(1,722)	(30.8)%	(5,548)	(22,428)	(75.3)%
	Total return on invested assets (c)	2.2%	3.0%	(0.8)%	3.7%	3.4%	0.3%
	Annualized effective yield of invested assets	5.0%	4.7%	0.3%	5.0%	4.6%	0.4%

(a)	Percentages presented are annualized for the period where applicable.
(b)	Cash and investments represents the total cash, fixed maturity investments, other investments, accrued interest receivable and net payable for investments purchased.
(c)	In calculating total return, we include net investment income, net realized investment gains and losses and the change in unrealized gains and losses generated by our average invested assets.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q3 2005
UNDERWRITING REVENUES
Gross premiums written	$755,224	$959,378	$1,302,622	$714,006	$734,910	$794,571
Premiums ceded	(171,322)	(204,036)	(163,265)	(143,800)	(128,997)	(276,854)
Net premiums written	583,902	755,342	1,139,357	570,206	605,913	517,717
Gross premiums earned	870,752	876,640	852,003	865,748	858,310	862,459
Ceded premiums amortized	(184,907)	(182,699)	(166,699)	(176,951)	(165,530)	(245,645)
Net premiums earned	685,845	693,941	685,304	688,797	692,780	616,814
Other insurance related income	1,005	693	1,940	1,027	804	236
Total underwriting revenues	686,850	694,634	687,244	689,824	693,584	617,050
UNDERWRITING EXPENSES
Net losses and loss expenses	328,193	358,723	392,797	329,257	365,958	1,035,270
Acquisition costs	100,039	95,745	98,139	91,808	103,615	64,436
General and administrative expenses	59,090	54,390	50,266	71,128	48,303	40,942
Total underwriting expenses	487,322	508,858	541,202	492,193	517,876	1,140,648
UNDERWRITING INCOME	199,528	185,776	146,042	197,631	175,708	(523,598)
OTHER OPERATING REVENUE (EXPENSES)
Net investment income	118,908	113,685	125,280	123,082	98,787	67,015
Net realized (losses) gains on investments	(1,192)	(4,656)	301	(3,274)	(1,722)	(6,435)
Interest expense and financing costs	(13,929)	(14,169)	(15,144)	(8,315)	(8,239)	(8,360)
Total other operating revenue	103,787	94,860	110,437	111,493	88,826	52,220
OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	7,202	6,883	2,391	7,078	(2,738)	(1,727)
Corporate expenses (a)	(20,723)	(14,184)	(12,340)	(15,730)	(20,167)	(3,295)
Total other (expenses) revenue	(13,521)	(7,301)	(9,949)	(8,652)	(22,905)	(5,022)
INCOME BEFORE INCOME TAXES	289,794	273,335	246,530	300,472	241,629	(476,400)
Income tax expense	(10,677)	(12,519)	(9,747)	(10,302)	(6,181)	8,325
NET INCOME (LOSS)	$279,117	$260,816	$236,783	$290,170	$235,448	$(468,075)
Preferred share dividends	(9,142)	(9,226)	(9,204)	(9,212)	(9,226)	—
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$269,975	$251,590	$227,579	$280,958	$226,222	$(468,075)
COMPREHENSIVE INCOME (LOSS)	$357,336	$176,248	$259,296	$300,205	$347,355	$(522,626)
KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	47.9%	51.7%	57.3%	47.8%	52.8%	167.8%
Acquisition cost ratio	14.6%	13.8%	14.3%	13.3%	15.0%	10.4%
General and administrative expense ratio (a)	11.6%	9.9%	9.1%	12.6%	9.9%	7.2%
Combined ratio	74.1%	75.4%	80.7%	73.7%	77.7%	185.4%
Weighted average basic shares outstanding	146,845	149,027	150,433	150,006	149,884	140,995
Weighted average diluted shares outstanding	164,064	166,320	166,035	165,986	164,701	140,995
Basic earnings per common share	$1.84	$1.69	$1.51	$1.87	$1.51	$(3.32)
Diluted earnings per common share	$1.65	$1.51	$1.37	$1.69	$1.37	$(3.32)
ROACE (b)	25.0%	24.1%	22.6%	29.8%	26.0%	(64.7)%

(a)               Corporate expenses are included in the calculation of the general and administrative expense ratio.

(b)               Percentages presented are annualized for the period.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Nine months ended September 30			Year ended December 31
	2007	2006	2005	2006	2005
UNDERWRITING REVENUES
Gross premiums written	$3,017,225	$2,895,030	$2,760,563	$3,609,036	$3,393,885
Premiums ceded	(538,623)	(476,057)	(564,979)	(619,857)	(734,896)
Net premiums written	2,478,602	2,418,973	2,195,584	2,989,179	2,658,989
Gross premiums earned	2,599,395	2,488,136	2,402,149	3,353,884	3,278,266
Ceded premiums amortized	(534,305)	(482,663)	(535,332)	(659,614)	(724,583)
Net premiums earned	2,065,090	2,005,473	1,866,817	2,694,270	2,553,683
Other insurance related income	3,638	1,866	(5,283)	2,893	(5,085)
Total underwriting revenues	2,068,728	2,007,339	1,861,534	2,697,163	2,548,598
UNDERWRITING EXPENSES
Net losses and loss expenses	1,079,714	1,096,598	1,702,413	1,425,855	2,051,129
Acquisition costs	293,923	295,151	241,208	386,959	337,383
General and administrative expenses	163,746	138,446	126,145	209,574	166,113
Total underwriting expenses	1,537,383	1,530,195	2,069,766	2,022,388	2,554,625
UNDERWRITING INCOME (LOSS)	531,345	477,144	(208,232)	674,775	(6,027)
OTHER OPERATING REVENUE (EXPENSES)
Net investment income	357,873	284,018	177,774	407,100	256,712
Net realized losses on investments	(5,548)	(22,428)	(5,997)	(25,702)	(16,912)
Interest expense	(43,241)	(24,639)	(24,257)	(32,954)	(32,447)
Total other operating revenue (expenses)	309,084	236,951	147,520	348,444	207,353
OTHER REVENUE (EXPENSES)
Net foreign exchange gains (losses)	16,477	25,427	(52,371)	32,505	(54,090)
Corporate expenses	(47,247)	(43,092)	(29,190)	(58,822)	(46,729)
Total other revenue (expenses)	(30,770)	(17,665)	(81,561)	(26,317)	(100,819)
INCOME (LOSS) BEFORE INCOME TAXES	809,659	696,430	(142,273)	996,902	100,507
Income tax expense	(32,943)	(23,540)	(1,158)	(33,842)	(6,067)
NET INCOME (LOSS)	$776,716	$672,890	$(143,431)	$963,060	$94,440
Preferred share dividends	(27,573)	(28,083)	—	(37,925)	(4,379)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$749,143	$644,807	$(143,431)	$925,765	$90,061
COMPREHENSIVE INCOME (LOSS)	$792,910	$696,016	$(211,152)	$996,220	$3,687
KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	52.3%	54.7%	91.2%	52.9%	80.3%
Acquisition cost ratio	14.2%	14.7%	12.9%	14.4%	13.2%
General and administrative expense ratio (a)	10.2%	9.1%	8.3%	10.0%	8.3%
Combined ratio	76.7%	78.5%	112.4%	77.3%	101.8%
Weighted average basic shares outstanding	148,753	149,657	142,712	149,745	143,226
Weighted average diluted shares outstanding	165,458	163,863	142,712	164,394	157,524
Basic earnings per share	$5.04	$4.31	$(1.01)	$6.18	$0.63
Diluted earnings per share	$4.53	$3.94	$(1.01)	$5.63	$0.57
ROAE, net income (b)	23.9%	25.8%	(6.5)%	26.7%	2.9%

(a)               Corporate expenses are included in the calculation of the general and administrative expense ratio.

(b)               Percentages presented are annualized for the period.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2007			Nine months ended September 30, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$480,729	$274,495	$755,224	$1,529,888	$1,487,337	$3,017,225
Net premiums written	315,605	268,297	583,902	1,004,536	1,474,066	2,478,602
Gross premiums earned	483,046	387,706	870,752	1,441,762	1,157,633	2,599,395
Ceded premiums amortized	(181,121)	(3,786)	(184,907)	(526,660)	(7,645)	(534,305)
Net premiums earned	301,925	383,920	685,845	915,102	1,149,988	2,065,090
Other insurance related income	610	395	1,005	1,737	1,901	3,638
Total underwriting revenues	302,535	384,315	686,850	916,839	1,151,889	2,068,728

UNDERWRITING EXPENSES
Net losses and loss expenses	113,092	215,101	328,193	432,612	647,102	1,079,714
Acquisition costs	34,721	65,318	100,039	97,512	196,411	293,923
General and administrative expenses	43,262	15,828	59,090	117,952	45,794	163,746
Total underwriting expenses	191,075	296,247	487,322	648,076	889,307	1,537,383

UNDERWRITING INCOME	$111,460	$88,068	$199,528	$268,763	$262,582	$531,345

KEY RATIOS
Net loss and loss expense ratio	37.5%	56.0%	47.9%	47.3%	56.3%	52.3%
Acquisition cost ratio	11.5%	17.0%	14.6%	10.7%	17.1%	14.2%
General and administrative expense ratio	14.3%	4.1%	8.6%	12.9%	4.0%	7.9%
Corporate expense ratio			3.0%			2.3%
Combined ratio	63.3%	77.1%	74.1%	70.9%	77.4%	76.7%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS - QUARTERLY

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q3 2005
INSURANCE SEGMENT
Property	$147,033	$223,884	$138,396	$166,109	$145,334	$201,330	$165,385
Marine	49,971	70,183	77,892	32,790	54,904	81,326	25,951
Terrorism	11,672	17,082	12,787	19,751	18,454	27,214	21,393
Aviation	14,518	10,940	16,140	33,639	15,384	25,175	28,283
Political risk	71,442	56,720	28,977	88,877	35,955	70,747	45,914
Professional lines	123,824	161,371	97,325	135,947	112,469	151,557	105,605
Liability	53,158	67,627	53,483	67,986	57,559	67,265	64,978
Accident and health	9,111	4,864	11,488	5,597	13,057	4,991	3,074

TOTAL INSURANCE SEGMENT	$480,729	$612,671	$436,488	$550,696	$453,116	$629,605	$460,583

REINSURANCE SEGMENT
Catastrophe	$76,044	$142,602	$244,125	$17,404	$100,759	$118,432	$106,627
Property	55,965	78,817	147,159	79,096	53,933	103,953	121,962
Professional lines	54,645	59,060	88,426	48,214	49,431	83,348	50,238
Credit and bond	6,705	8,789	104,119	3,284	1,889	3,008	1,865
Motor	5,886	9,080	81,131	2,961	5,896	7,985	1,809
Liability	59,233	30,973	145,929	6,996	48,640	35,863	50,344
Other	16,017	17,386	55,245	5,355	21,246	13,186	1,143

TOTAL REINSURANCE SEGMENT	$274,495	$346,707	$866,134	$163,310	$281,794	$365,775	$333,988

TOTAL	$755,224	$959,378	$1,302,622	$714,006	$734,910	$995,380	$794,571

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q3 2005
UNDERWRITING REVENUES
Gross premiums written	$480,729	$612,671	$436,488	$550,696	$453,116	$460,583
Net premiums written	315,605	406,885	282,046	406,605	323,618	187,874
Gross premiums earned	$483,046	$479,874	$478,842	$507,546	$490,150	$486,194
Ceded premiums amortized	(181,121)	(181,629)	(163,910)	(175,771)	(162,449)	(237,661)
Net premiums earned	301,925	298,245	314,932	331,775	327,701	248,533
Other insurance related income	610	360	767	284	412	236
Total underwriting revenues	302,535	298,605	315,699	332,059	328,113	248,769

UNDERWRITING EXPENSES
Net losses and loss expenses	113,092	133,568	185,952	150,449	182,280	438,524
Acquisition costs	34,721	27,442	35,348	34,996	40,796	11,571
General and administrative expenses	43,262	39,167	35,523	51,847	36,141	28,755
Total underwriting expenses	191,075	200,177	256,823	237,292	259,217	478,850

UNDERWRITING INCOME (LOSS)	$111,460	$98,428	$58,876	$94,767	$68,896	$(230,081)

KEY RATIOS
Net loss and loss expense ratio	37.5%	44.8%	59.0%	45.3%	55.6%	176.4%
Acquisition cost ratio	11.5%	9.2%	11.2%	10.5%	12.4%	4.7%
General and administrative expense ratio	14.3%	13.1%	11.3%	15.6%	11.0%	11.6%
Combined ratio	63.3%	67.1%	81.5%	71.4%	79.0%	192.7%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q3 2005
UNDERWRITING REVENUES
Gross premiums written	$274,495	$346,707	$866,134	$163,310	$281,794	$333,988
Net premiums written	268,297	348,457	857,311	163,601	282,295	329,843
Gross premiums earned	$387,706	$396,766	$373,161	$358,202	$368,160	$376,265
Ceded premiums amortized	(3,786)	(1,070)	(2,789)	(1,180)	(3,081)	(7,984)
Net premiums earned	383,920	395,696	370,372	357,022	365,079	368,281
Other insurance related income	395	333	1,173	743	392	—
Total underwriting revenues	384,315	396,029	371,545	357,765	365,471	368,281

UNDERWRITING EXPENSES
Net losses and loss expenses	215,101	225,155	206,845	178,808	183,678	596,746
Acquisition costs	65,318	68,303	62,791	56,812	62,819	52,865
General and administrative expenses	15,828	15,223	14,743	19,281	12,162	12,187
Total underwriting expenses	296,247	308,681	284,379	254,901	258,659	661,798

UNDERWRITING INCOME (LOSS)	$88,068	$87,348	$87,166	$102,864	$106,812	$(293,517)

KEY RATIOS
Net loss and loss expense ratio	56.0%	56.9%	55.8%	50.1%	50.3%	162.0%
Acquisition cost ratio	17.0%	17.3%	17.0%	15.9%	17.2%	14.4%
General and administrative expense ratio	4.1%	3.8%	4.0%	5.4%	3.3%	3.3%
Combined ratio	77.1%	78.0%	76.8%	71.4%	70.8%	179.7%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006
ASSETS
Investments:
Fixed maturity investments, available for sale, at fair value	$7,814,855	$7,219,836	$6,805,333	$6,532,723	$6,523,009
Other investments, at fair value	612,429	1,106,409	1,094,828	1,130,664	714,381
Total investments	8,427,284	8,326,245	7,900,161	7,663,387	7,237,390
Cash and cash equivalents	1,830,852	1,837,675	2,090,834	1,989,287	1,640,914
Accrued interest receivable	76,257	82,151	68,056	76,967	65,235
Insurance and reinsurance premium balances receivable	1,385,486	1,604,193	1,507,855	1,125,822	1,233,125
Reinsurance recoverable balances	1,247,720	1,217,807	1,307,609	1,293,660	1,315,395
Reinsurance recoverable balances on paid losses	97,047	119,904	94,284	65,494	49,287
Deferred acquisition costs	331,290	346,318	345,904	251,799	272,110
Prepaid reinsurance premiums	246,027	259,474	238,359	241,821	274,972
Securities lending collateral	861,280	916,388	895,832	794,149	1,010,846
Goodwill and intangible assets	61,967	62,511	28,786	29,041	34,543
Other assets	146,694	156,308	134,757	133,860	120,385
TOTAL ASSETS	$14,711,904	$14,928,974	$14,612,437	$13,665,287	$13,254,202

LIABILITIES
Reserve for losses and loss expenses	$5,531,379	$5,360,064	$5,186,191	$5,015,113	$4,995,074
Unearned premiums	2,433,339	2,548,743	2,466,213	2,015,556	2,167,364
Insurance and reinsurance balances payable	255,922	250,248	286,068	294,374	287,445
Securities lending payable	858,546	914,466	893,692	791,744	1,006,806
Senior notes	499,234	499,207	499,180	499,144	499,127
Liability under repurchase agreement	—	400,000	400,000	400,000	—
Net payable for investments purchased	49,023	120,505	92,608	62,185	47,781
Other liabilities	140,869	141,859	146,738	174,524	109,656
TOTAL LIABILITIES	9,768,312	10,235,092	9,970,690	9,252,640	9,113,253

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000
Common shares	1,849	1,849	1,880	1,875	1,875
Additional paid-in capital	1,859,067	1,850,047	1,936,518	1,929,406	1,923,169
Accumulated other comprehensive loss	(28,444)	(106,693)	(22,125)	(44,638)	(54,673)
Retained earnings	2,690,742	2,448,711	2,225,474	2,026,004	1,770,578
Treasury shares, at cost	(79,622)	(32)	—	—	—
TOTAL SHAREHOLDERS’ EQUITY	4,943,592	4,693,882	4,641,747	4,412,647	4,140,949
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,711,904	$14,928,974	$14,612,437	$13,665,287	$13,254,202

Book value per common share	$30.50	$28.35	$27.54	$26.09	$24.27

Debt (Senior notes) to total capitalization	9.2%	9.6%	9.7%	10.2%	10.8%

Debt plus preferred shares to total capitalization	18.4%	19.2%	19.4%	20.3%	21.5%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

As of September 30, 2007

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
TYPE OF INVESTMENT
U.S. government and agency securities	$1,172,221	$10,551	$(3,683)	$1,179,089	11.5%
Non U.S. government securities	161,459	16,159	(2)	$177,616	1.7%
Corporate debt securities	1,828,276	25,075	(33,856)	$1,819,495	17.7%
Mortgage-backed securities	3,246,403	9,037	(41,640)	$3,213,800	31.3%
Asset-backed securities	573,688	701	(5,235)	$569,154	5.5%
Municipals	801,485	1,413	(868)	$802,030	7.8%
Mortgage derivatives (a)	54,059	—	(388)	$53,671	0.5%
Total Fixed Maturities	$7,837,591	$62,936	$(85,672)	$7,814,855	76.0%
Cash, net of unsettled trades	508,383	—	—	508,383	4.9%
Total Invested Assets	$8,345,974	$62,936	$(85,672)	$8,323,238	80.9%
Operating Cash Balances	1,273,446	—	—	1,273,446	12.4%
Total Cash and Fixed Maturities	$9,619,420	$62,936	$(85,672)	$9,596,684	93.3%
Other Investments				612,429	6.0%
Accrued interest receivable				76,257	0.7%
Total Cash and Investments				$10,285,370	100.0%

	Fair Value	Percentage
CREDIT QUALITY OF FIXED MATURITIES
AAA	$5,578,855	71.4%
AA	602,854	7.7%
A	884,283	11.3%
BBB	748,863	9.6%
Total	$7,814,855	100.0%

	Fair Value	Percentage
MATURITY PROFILE OF FIXED MATURITIES
Within one year	$463,475	5.9%
From one to five years	2,119,479	27.1%
From five to ten years	780,942	10.0%
Above ten years	614,334	7.9%
Asset-backed and mortgage-backed securities	3,836,625	49.1%
Total	$7,814,855	100.0%

	Cost	Fair Value	Percentage
OTHER INVESTMENTS
Hedge funds	235,000	272,768	44.5%
Collateralized loan obligations	149,367	131,180	21.5%
Credit funds	142,375	154,492	25.2%
Short duration high yield fund	35,000	45,210	7.4%
Other	10,850	8,779	1.4%
Total	$572,592	$612,429	100.0%

(a)  Reflects securities classified as mortgage derivatives under FAS 149. Unrealized gains/losses on these securities are recorded as realized gains/losses on the statement of operations.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006
	Fair Valu %e	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
TYPE OF INVESTMENT
U.S. government and agency securities	11.5%	12.1%	12.0%	12.2%	14.6%	16.7%
Non U.S. government securities	1.7%	1.6%	1.7%	1.6%	1.7%	1.7%
Corporate debt securities	17.7%	15.6%	14.7%	14.7%	14.3%	15.2%
Mortgage-backed securities	31.3%	30.7%	30.0%	29.7%	31.0%	29.5%
Asset-backed securities	5.5%	5.6%	5.9%	5.6%	5.3%	4.5%
Municipals	7.8%	5.0%	3.5%	3.9%	6.0%	4.4%
Mortgage derivatives	0.5%	0.7%	0.5%	—	0.3%	0.5%
Total Fixed Maturities	76.0%	71.3%	68.3%	67.7%	73.2%	72.5%
Cash, net of unsettled trades	4.9%	7.2%	9.4%	8.4%	3.7%	2.0%
Total Invested Assets	80.9%	78.5%	77.7%	76.1%	76.9%	74.5%
Operating Cash Balances	12.4%	9.8%	10.7%	11.5%	14.2%	17.0%
Total Cash and Fixed Maturities	93.3%	88.3%	88.4%	87.6%	91.1%	91.5%
Other Investments	6.0%	10.9%	11.0%	11.7%	8.0%	7.6%
Accrued interest receivable	0.7%	0.8%	0.6%	0.7%	0.9%	0.9%
Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY OF FIXED MATURITIES
AAA	71.4%	75.3%	76.8%	79.3%	77.6%	78.2%
AA	7.7%	6.9%	5.5%	4.8%	4.6%	4.5%
A	11.3%	8.1%	6.9%	7.3%	9.7%	8.8%
BBB	9.6%	9.7%	10.8%	8.6%	8.1%	8.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE OF FIXED MATURITIES
Within one year	5.9%	7.5%	7.3%	8.0%	5.7%	5.6%
From one to five years	27.1%	25.6%	25.6%	24.6%	26.8%	30.7%
From five to ten years	10.0%	10.7%	11.6%	13.0%	13.2%	13.5%
Above ten years	7.9%	4.3%	2.1%	2.2%	4.3%	2.7%
Asset-backed and mortgage-backed securities	49.1%	51.9%	53.4%	52.2%	50.0%	47.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	As of or for the three months ended
	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006
PORTFOLIO CHARACTERISTICS OF INVESTED ASSETS
Annualized effective yield of invested assets	5.0%	5.0%	4.9%	4.8%	4.7%	4.7%
Yield to maturity of invested assets	5.6%	5.5%	5.5%	5.1%	5.1%	5.4%
Average duration of invested assets	3.2 yrs	3.2 yrs	3.1 yrs	3.0 yrs	3.1 yrs	3.3 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AA+

AXIS Capital Holdings Limited

INVESTMENT PERFORMANCE

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006

Aggregate AXIS Capital Invested Assets	2.18%	(0.03)%	1.50%	1.26%	3.03%	0.38%
Composite Benchmark (a)	2.63%	(0.18)%	1.46%	1.17%	3.17%	0.18%
	(0.45)%	0.15%	0.04%	0.09%	(0.14)%	0.20%
Individual portfolios

Total return liquidity portfolio	1.79%	0.84%	1.32%	1.18%	1.95%	0.88%
Merrill Lynch 1-3 year Treasury Index	2.67%	0.71%	1.41%	0.98%	1.96%	0.64%
	(0.88)%	0.13%	(0.09)%	0.20%	(0.01)%	0.24%

Total return intermediate duration portfolios	2.74%	(0.38)%	1.57%	1.31%	3.33%	0.28%
Customized benchmark (b)	2.73%	(0.35)%	1.58%	1.26%	3.42%	0.12%
	0.01%	(0.03)%	(0.01)%	0.05%	(0.09)%	0.16%

Total return long duration portfolios (c)	n/a	n/a	n/a	1.49%	3.88%	(0.02)%
Customized benchmark (b)	n/a	n/a	n/a	1.45%	3.81%	(0.08)%
				0.04%	0.07%	0.06%

Total return U.S. combined portfolios	2.62%	(0.32)%	1.51%	1.07%	3.22%	0.08%
Customized benchmark (b)	2.61%	(0.33)%	1.41%	1.13%	3.26%	0.15%
	0.01%	0.01%	0.10%	(0.06)%	(0.04)%	(0.07)%

Total return Euro portfolio	1.79%	(0.44)%	0.59%	0.22%	1.67%	(0.04)%
Merrill Lynch 1-7 year EMU Gov’t Index	2.13%	(0.46)%	0.71%	0.01%	1.43%	0.10%
	(0.34)%	0.02%	(0.12)%	0.21%	0.24%	(0.14)%

(a)   The return for the composite benchmark is calculated using the market value weighted average of each individual portfolio’s benchmark.

(b)   The benchmarks are customized to reflect the desired duration and composition of the portfolio. Benchmarks may be adjusted frequently.

(c)   The assets in the long duration portfolio were transitioned to an intermediate portfolio and measured against the intermediate benchmark as of January 1st, 2007.

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q3 2005

Reinsurance recoverable on paid losses and loss expenses:
Insurance	82,795	104,913	75,233	46,442	27,065	29,201
Reinsurance	14,252	14,991	19,051	19,052	22,222	12,993
Total	$97,047	$119,904	$94,284	$65,494	$49,287	$42,194

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	414,777	409,259	586,485	661,211	677,279	633,399
Reinsurance	—	—	—	—	—	18,250
Total	$414,777	$409,259	$586,485	$661,211	$677,279	$651,649

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	842,797	819,925	734,041	647,022	635,202	633,298
Reinsurance	24,144	22,621	21,081	19,425	18,137	17,796
Total	$866,941	$842,546	$755,122	$666,447	$653,339	$651,094

Provision against reinsurance recoverables:
Insurance	(19,944)	(19,944)	(19,944)	(19,944)	(794)	(7,917)
Reinsurance	(14,054)	(14,054)	(14,054)	(14,054)	(14,429)	—
Total	$(33,998)	$(33,998)	$(33,998)	$(33,998)	$(15,223)	$(7,917)

Net reinsurance recoverables:
Insurance	1,320,425	1,314,153	1,375,815	1,334,731	1,338,752	1,287,981
Reinsurance	24,342	23,558	26,078	24,423	25,930	49,039
Total	$1,344,767	$1,337,711	$1,401,893	$1,359,154	$1,364,682	$1,337,020

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	September 30, 2007
			Gross		Provision	Provision
			Recoverable		against	against Reinsurance
	Gross		Net of		Reinsurance	Recoverable as %	Net
Consolidated Reinsurance Recoverable	Recoverable	Collateral	Collateral	% of Total	Recoverables	of Gross Recoverable	Recoverable
Categories
Top 10 reinsurers	$846,416	$(61,707)	$784,709	62.6%	$(22,796)	2.7%	$823,620
Other reinsurers balances > $20 million	164,934	(3,446)	$161,488	12.9%	(1,000)	0.6%	$163,934
Other reinsurers balances < $20 million	367,415	(59,161)	$308,254	24.6%	(10,202)	2.8%	$357,213
Total	$1,378,765	$(124,314)	$1,254,451	100.0%	$(33,998)	6.1%	$1,344,767

At September 30, 2007, 95.9% (December 31, 2006: 96.0%) of the reinsurers were rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total
Swiss Reinsurance America Corporation	16.3%
Transatlantic Reinsurance Co.	9.1%
Partner Reinsurance Co of US	8.6%
XL Reinsurance America Inc	7.8%
Hannover Rueckversicherung AG	4.2%
Berkley Insurance Company	4.2%
Lloyd’s of London	4.1%
GE Frankona Rueckversicherungs Aktiengesellschaft	4.0%
Endurance Reinsurance Corporation of America	2.2%
General Reinsurance Corporation	2.1%
62.6%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS

	Three months ended			Nine months ended
	September 30			September 30
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses
Beginning of period	$5,360,064	$(1,337,711)	4,022,353	$5,015,113	$(1,359,154)	3,655,959

Incurred	384,861	(56,668)	328,193	1,332,439	(252,725)	1,079,714

Paid	(232,199)	49,612	(182,587)	(846,360)	267,112	(579,248)

Foreign exchange loss	18,653	—	18,653	30,187	—	30,187

End of period (a)	$5,531,379	$(1,344,767)	$4,186,612	$5,531,379	$(1,344,767)	$4,186,612

Paid to incurred percentage	60.3%	87.5%	55.6%	63.5%	105.7%	53.6%

(a) As at September 30, 2007, the gross reserve for losses and loss expenses included IBNR of $3,823 million, or 69%, of total gross reserves for loss and loss expenses. As at December 31, 2006, the comparable amount was $3,183 million, or 64%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS BY SEGMENT TOTAL

	Three months ended			Nine months ended
	September 30, 2007			September 30, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$126,883	$105,316	$232,199	$493,498	$352,862	$846,360
Reinsurance recoveries received	(48,874)	(738)	(49,612)	(264,124)	(2,988)	(267,112)
Net losses paid	78,009	104,578	182,587	229,374	349,874	579,248

Change in:
Reported case reserves	1,976	49,528	51,504	(155,232)	2,412	(152,820)
IBNR	39,379	61,779	101,158	344,164	294,735	638,899
Reinsurance recoveries on unpaid loss and loss expense reserves	(6,272)	(784)	(7,056)	14,306	81	14,387

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$113,092	$215,101	$328,193	$432,612	$647,102	$1,079,714

Gross reserve for losses and loss expenses	$3,363,368	$2,168,011	$5,531,379	$3,363,368	$2,168,011	$5,531,379

Prior years favorable reserve development	$58,607	$23,585	$82,192	$143,148	$101,827	$244,975

Key Ratios

Net paid to net incurred percentage	69.0%	48.6%	55.6%	53.0%	54.1%	53.6%

Net paid losses / Net premiums earned	25.9%	27.2%	26.6%	25.1%	30.4%	28.0%
Change in net loss and loss expense reserves / Net premiums earned	11.6%	28.8%	21.2%	22.2%	25.8%	24.2%
Net loss and loss expense ratio	37.5%	56.0%	47.8%	47.3%	56.2%	52.2%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006

Gross losses paid	$126,883	$184,760	$181,854	$210,172	$163,642
Reinsurance recoveries received	(48,874)	(170,522)	(44,729)	(80,865)	(117,506)
Net losses paid	78,009	14,238	137,125	129,307	46,136

Change in:
Reported case reserves	1,976	(75,880)	(81,327)	(14,096)	(30,212)
IBNR	39,379	133,548	171,237	31,217	153,183
Reinsurance recoveries on unpaid loss and loss expense reserves	(6,272)	61,662	(41,084)	4,021	13,173

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$113,092	$133,568	$185,951	$150,449	$182,280

Gross reserve for losses and loss expenses	$3,363,368	$3,319,952	$3,260,711	$3,171,746	$3,152,082

Prior years favorable reserve development	$58,607	$55,814	$28,727	$15,459	$27,940

Key Ratios

Net paid to net incurred percentage	69.0%	10.7%	73.7%	85.9%	25.3%

Net paid losses / Net premiums earned	25.8%	4.8%	43.5%	39.0%	14.1%
Change in Net loss and loss expense reserves / Net premiums earned	11.6%	40.0%	15.5%	6.3%	41.5%
Net loss and loss expense ratio	37.5%	44.8%	59.0%	45.3%	55.6%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006

Gross losses paid	$105,316	$117,057	$130,490	$189,958	$147,766
Reinsurance recoveries received	(738)	(2,250)	—	(2,376)	(15,000)
Net losses paid	$104,578	$114,807	130,490	187,582	132,766

Change in:
Reported case reserves	49,528	3,854	(50,972)	(94,506)	(23,293)
IBNR	61,779	103,974	128,983	84,225	59,517
Reinsurance recoveries on unpaid loss and loss expense reserves	(784)	2,520	(1,655)	1,507	14,688

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$215,101	$225,155	$206,846	$178,808	$183,678

Reserve for losses and loss expenses	$2,168,011	$2,040,112	$1,925,480	$1,843,367	$1,842,992

Prior years favorable reserve development	$23,585	$41,006	$37,237	$18,971	$28,626

Key Ratios

Net paid to net incurred percentage	48.6%	51.0%	63.1%	104.9%	72.3%

Net paid losses / Net premiums earned	27.2%	29.0%	35.2%	52.5%	36.4%
Change in Net loss and loss expense reserves / Net premiums earned	28.8%	27.9%	20.6%	(2.4)%	13.9%
Net loss and loss expense ratio	56.0%	56.9%	55.8%	50.1%	50.3%

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended		Nine months ended
	September 30		September 30
	2007	2006	2007	2006

Net income available to common shareholders	$269,975	$226,222	$749,143	$644,807

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding	146,845	149,884	148,753	149,657

Dilutive share equivalents:
Warrants	13,124	11,782	12,937	11,474
Options	2,385	2,010	2,354	1,941
Restricted stock	1,710	1,025	1,414	791
Diluted weighted average common shares outstanding	164,064	164,701	165,458	163,863

EARNINGS PER COMMON SHARE
Basic	$1.84	$1.51	$5.04	$4.31
Diluted	$1.65	$1.37	$4.53	$3.94

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

DILUTED BOOK VALUE PER COMMON SHARE - IF CONVERTED METHOD

	As at
	September 30, 2007	December 31, 2006
IF CONVERTED METHOD (a)

Shareholders’ equity	$4,943,592	$4,412,647
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	4,443,592	3,912,647
Basic common shares outstanding	145,710	149,982
Book value per common share	$30.50	$26.09
Diluted book value on an “if converted basis”:
Common shareholders’ equity	$4,443,592	$3,912,647
add in:
proceeds on exercise of options	89,947	96,485
proceeds on exercise of warrants	244,200	244,363

Adjusted shareholders’ equity	4,777,739	4,253,495

If converted diluted shares outstanding
Common shares outstanding	145,710	149,982
add in:
exercise of warrants (b)	19,651	19,644
exercise of options (c)	4,853	5,147
vesting of restricted stock	3,342	2,229
vested phantom stock units	53	46
Diluted common shares outstanding	173,609	177,048

Diluted book value per common share	$27.52	$24.02

Diluted book value, excluding accumulated other comprehensive loss

If converted common shareholders’ equity	$4,777,739	$4,251,821
Add: accumulated other comprehensive loss	16,194	44,638
If converted shareholders’ equity excluding accumulated other comprehensive loss	$4,793,933	$4,296,459

Diluted common shares outstanding	173,609	177,048
Diluted book value excluding accumulated other comprehensive loss - “if converted method”	$27.61	$24.27

(a)  This method assumes that proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

(b) The weighted average exercise price per share at September 30, 2007 and December 31, 2006 was $12.43 and $12.44 respectively.

(c) The weighted average exercise price per share at September 30, 2007 and December 31, 2006 was $18.54 and $18.75 respectively.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD

	As at
	September 30, 2007	December 31, 2006

TREASURY STOCK METHOD (a)
Closing price per share	$38.91	$33.37

Shareholders’ equity	$4,943,592	$4,412,647
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	4,443,592	3,912,647
Basic common shares outstanding	145,710	149,982
Book value per common share	$30.50	$26.09
Diluted book value on an “treasury stock method”
Common shareholders’ equity	$4,443,592	$3,912,647

Basic common shares outstanding	145,710	149,982
add in:
warrants outstanding (b)	19,651	19,644
options outstanding (c)	4,853	5,147
restricted stock outstanding	3,342	2,229
phantom stock units	53	46
less:
warrants bought back via treasury method	(6,278)	(7,323)
options bought back via treasury method	(2,312)	(2,892)
Diluted common shares outstanding	165,019	166,833

Diluted book value per common share	$26.93	$23.45
Diluted book value, excluding accumulated other comprehensive loss

Common shareholders’ equity	$4,443,592	$3,912,647
Add: accumulated other comprehensive loss	16,194	44,638
Shareholders’ equity excluding accumulated other comprehensive loss	$4,459,786	$3,957,285

Diluted shares outstanding - “treasury stock method”	165,019	166,833
Diluted book value excluding other accumulated comprehensive loss - “treasury stock method”	$27.03	$23.71

(a)  This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase the Company’s common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.

(b) The weighted average exercise price per share at September 30, 2007 and December 31, 2006 was $12.43 and $12.44 respectively.

(c) The weighted average exercise price per share at September 30, 2007 and December 31, 2006 was $18.54 and $18.75, respectively.